Exhibit 10(lxxxxvi)

                        AMENDMENT NO. 3
                             TO THE
    NACCO MATERIALS HANDLING GROUP, INC. PROFIT SHARING PLAN


          NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 3 to the NACCO Materials Handling Group, Inc. Profit Sharing Plan (as amended and restated effective November 1, 1992) (the "Plan"), effective as of January 1, 1994. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                           Section 1

          Section 3.11(1) of the Plan is hereby amended by adding the paranthetical phrase "(other than NACCO Industries, Inc.)"
after the phrase "each Employer" in the second line thereof.


                           Section 2

          Section 3.11 of the Plan is hereby amended by (i) renumbering Subsections (2) and (3) thereof as Subsections (3) and (4) thereof, and (ii) adding a new Subsection (2) thereto to read as follows:

          "(2) For each Plan Year commencing on or after January 1, 1994, NACCO Industries, Inc. shall make a Profit Sharing Contribution to the Trust on behalf of each eligible Profit Sharing Employee who is its Employee in an amount equal to the sum of (a) and (b), where (a) is the eligible Profit Sharing Employee's Compensation for such Plan Year multiplied by a percentage factor and (b) is the eligible Profit Sharing Employee's Compensation for such Plan Year which exceeds the Social Security Wage Base for such Plan Year multiplied by a percentage factor, both of which are determined in accordance with the following schedule:

                                        Percent of Compen-
               Percent of               sation Exceeding
Age            Compensation             Social Security Wage Base

0-34                2.75%                         2.75%
35-39               3.10%                         3.10%
40-44               3.55%                         3.55%
45-49               4.25%                         4.25%
50-54               5.05%                         5.05%
55-59               6.05%                         5.70%
60+                 7.00%                         5.70%"

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          Executed this  14th  day of   July  , 1994.


                         NACCO MATERIALS HANDLING GROUP, INC.


                              By: /s/ B. I. Bull
                                   Title:  Vice President,
                                           General Counsel and
                                           Secretary


                         NACCO INDUSTRIES, INC.


                              By: /s/ Charles A. Bittenbender
                                   Title:  Vice President

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